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                                                                   EXHIBIT 10.28

The Form of Indemnification Agreement for certain Directors of the Company filed as exhibit 10.8 of the Company's Form 10-K for the period ended March 31, 2004 has been executed by Messrs. Briggs, Lahey, MacDowell, Pena, Seelbach, and Springel.